Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neil Reithinger, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                   the quarterly report on Form 10-Q of Intellisense Solutions Inc. for the three months ended June 30, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                   information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

By: /s/ Neil Reithinger

Neil Reithinger

President & Chief Executive Officer

(Principal Executive Officer)

Date: August 13, 2018